Exhibit 10.20

ASSIGNMENT OF PURCHASE AGREEMENT

This Assignment of Purchase Agreement (the “Assignment”), made this 4th day of May, 2011, by and between WELLS CORE OFFICE INCOME REIT ADVISORY SERVICES, LLC, a Georgia limited liability company (“Assignor”), and WELLS CORE REIT – MIRAMAR CENTRE II, LLC, a Delaware limited liability company (“Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor, as Purchaser therein, entered into that certain Purchase Agreement dated April 25, 2011 (the “Agreement”), for the sale of certain real property located in Ft. Lauderdale, Florida known generally as Miramar Centre II; and

WHEREAS, Assignor desires to assign its right, title, and interest in the Agreement to Assignee;

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, One Dollar ($1.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

1.        Assignor hereby transfers to Assignee, and Assignee hereby agrees to assume and be bound by, all right, title, interest, covenants, obligations, representations and warranties of the Purchaser under the Agreement.

2.        This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement. Further, a facsimile signature of either Assignor or Assignee on any counterpart may be relied upon as an original signature.

[SIGNATURES CONTAINED ON FOLLOWING PAGE]

IN WITNESS WHEREOF, this Assignment has been executed by Assignor and Assignee as of (but not necessarily on) the day and year first above written.

“ASSIGNOR”	“ASSIGNEE”

WELLS CORE OFFICE INCOME REIT ADVISORY SERVICES, LLC, a Georgia limited liability company	WELLS CORE REIT – MIRAMAR CENTRE II, LLC, a Delaware limited liability company

By: /s/ Authorized Signatory	By:	Wells Core Office Income Operating
Name: Douglas P. Williams		Partnership, L.P., a Delaware limited
Title: Senior Vice President		partnership, its sole member

By: Wells Core Office Income
REIT, Inc., a Maryland corporation, its sole general partner

By: /s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Executive Vice President